Exhibit 10.9

                                                              Exhibit A

                 -------------------------------------------
                 DOCUMENT:                  TPW/WA01/3126203
                 DRAFT DATE:                    06/11/02



                 BOARD OF DIRECTORS
                 APPROVAL DATE:             ________________
                 -------------------------------------------


                        EMPLOYEE STOCK OWNERSHIP PLAN
                                     OF
                          WESTFIELD FINANCIAL, INC.


                                  AMENDMENT
                                  ---------

1. Section 1.3 - The flush language at the end of section 1.3 of the Plan shall be amended, effective January 1, 2002, to read in its entirety as follows:

            In no event, however, shall an Employee's Allocation Compensation for any Plan Year include any compensation in excess of $170,000 (in Plan Years beginning before January 1,
            2002) and $200,000 (in Plan Years beginning after December 31,
            2001). The $170,000 and $200,000 limitations set forth in the preceding sentence shall be indexed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the limitations (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12).

2. Section 1.29 - Section 1.29 shall be amended, effective as of January 1, 2002, to add the following sentence to the end thereof:

      The Company has not elected to use the top 20% election mentioned in subparagraph (ii)(B) of this section.

3. Section 1.44 - Section 1.44 shall be amended, effective as of January 1, 2001, by replacing the phrase "January 1, 2001" with "January 1, 2002 " and the phrase "December 31, 2001 " with "December 31, 2002."

4. Section 1.54 - Section 1.54 shall be amended, effective as of January 1, 2002, by adding the following sentence to the end thereof:

      In addition, for Limitation Years after 1997, each Employee's Total Compensation shall include any amounts by which the Employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any plan- described in section 457 of the Code.

5. Section 8.2 - Subparagraph 8.2(a) shall be amended, effective January 1, 2002, to read in its entirety as follows:

      (a) Notwithstanding any other provisions of the Plan, no amount shall be allocated to a Participant's Account for any Limitation Year to the extent that such allocation would result in an Annual Addition of an amount exceeding:

            (i) for Limitation Years beginning before January 1, 2002, the lesser of (A) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or
                  (ii)(B) twenty-five percent (25%) of the Participant's Total Compensation paid during such Limitation Year; and

            (ii) for Limitation Years beginning after December 31, 2001, the lesser of (A) $40,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or
                  (B) one hundred percent (100%) of the Participant's Total Compensation paid during such Limitation Year.

6. Section 8.2 - Subparagraph 8.2(c)(i)(A) shall be amended, effective as of January 1, 2001, to read in its entirety as follows:

            (A) all contributions by the Employer (in-cluding contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan or simplified employee pension (other than this Plan) maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans as well as all amounts allocated to an individual medical benefit account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; plus

7. Section 8.2 - Subparagraph 8.2(c)(i) of the Plan shall be amended, effective as of January 1, 2002, to include a new sentence at the end thereof which shall read in its entirety as follows:

      In Limitation Years beginning after December 31, 2001, catch-up elective deferrals under section 414(v) of the Code shall not be included as Annual Additions.

8. Section 9.3 - Section 9.3 shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

                  Upon the termination of employment of a Participant or
            Former Participant for any reason other than death or Disability, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited upon the earliest of (a) full distribution of the vested portion of the Account or (b) the fifth anniversary following the date of re-employment. The proceeds of such forfeited amounts, reduced by any amounts required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be disposed of as provided in section 9.5. If no portion of the balance credited to an Account of a Participant or Former Participant is vested as of the date of his termination of employment, a distribution of $0, representing full distribution of the Account, shall be deemed to have been made to the Participant or Former Participant on such date.

9. Section 9.4 - Section 9.4 shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

                  If an Employee forfeited any amount of the balance
            credited to his Account upon his termination of employment, and is re-employed by any Affiliated Employer prior to the occurrence of five consecutive One-Year Breaks in Service, then:

                        (i) an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

                        (ii) the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

            shall be credited back to his Account; provided, however, that the Employee repays the amount distributed to him from his Account as a result of such termination no later than the fifth anniversary of his re-employment or the end of the fifth Plan Year to begin after such distribution, whichever is earlier. Such amounts to be re-credited shall be obtained from the proceeds of the forfeited amounts redeemed pursuant to section
            9.3 during the Plan Year in which the repayment is made, unless such proceeds are insufficient, in which case the Employee's Employer shall make an additional contribution in the amount of such deficiency. For purposes of this section 9.4, a Participant or Former Participant who received a distribution of $0, shall be deemed to have made repayment on the date of re-employment with an Employer.

10. Section 12.2 - Subsection 12.2(b) of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

                  (b) Dividends paid with respect to Shares allocated to a person's Share Investment Account shall be credited to such person's Share Investment Account. Cash dividends credited to a person's General Investment Account shall be, at the direction of the Committee, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.3;
            (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account as a result of such payment equals or exceeds the amount of the dividend; or (v) in calendar years beginning after December 31, 2001 either held as provided in section 12.2(b)(i) or distributed as provided in section 12.2(b)(ii), as each person shall elect for his own
            Account.

11. Section 13.3 - Section 13.3(a) shall be amended, effective as of January 1, 2002, by adding a new sentence at the end thereof to read as follows:

            If an Account of a Participant or Former Participant does not contain any vested amounts as of the date of his termination of employment with all Affiliated Employers, a distribution of $0, representing full distribution of the Account, shall be deemed to have been made to the Participant or Former Participant on such date.

12. Section 13.6 - Subsections 13.6(c)(iii) and (iv) of the Plan shall be amended, effective as of January 1, 2002, to read in their entirety as follows:

                  (iii) "Eligible Retirement Plan" means an individual
            retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, and (for distributions after December 31, 2001 only) an annuity contract described in section 403(b) of the Code or an eligible deferred compensation plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision thereof and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution made before January 1, 2002 to a current or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code section 414(p) or to a surviving spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.

                  (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any distribution made after December 31, 1999 on account of hardship; and in the case of a distribution made before January 1, 2002, the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution that is includible in the gross income of the distributee that is treated as an eligible rollover distribution may only be transferred in a direct rollover to an eligible retirement plan that agrees to separately account for such portion of the distribution. This section 13.6 shall not apply to any eligible rollover distributions during a year that are reasonably expected (as determined by the Committee) to total less than $200. In no event shall any withdrawal during service that is made on account of hardship be considered an "eligible rollover distribution". This section 13.6 shall be interpreted to comply with the provisions of section 401(a)(31) of the Code.

13. Section 17.2 - Section 17.2 of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            Section 17.2  Definition of Top Heavy Plan.

            (a) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the

      Determination Date is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001) and their
      Beneficiaries.

            (b) Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

            (c) Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Company or any Affiliated Employer during the immediately preceding 5 Plan Years if the Determination Date is before January 1, 2002 and one Plan Year if the Determination Date is after December 31, 2001), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

14. Section 17.4 - Subsection 17.4(a)(iii) of the Plan shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            (iii) the amount of any distributions of such person's Cumulative Accrued Benefits under the Plan (including, for Plan Years beginning after December 31, 2001, distributions under terminated plans that would have been included in the Required Aggregation Group if not terminated) during the 5-year period (for all distributions for Plan Years beginning before January 1, 2002 and for in-service distributions for Plan Years beginning after December 31, 2001) or 1-year period (for all distributions other than in-service distributions for Plan Years beginning after December 31, 2001) ending on the Determination Date.

15. Section 17.5 - Subsection 17.5(a)(iv) shall be amended, effective as of January 1, 2002, by adding the words "in plan years beginning before January 1, 2002" at the beginning thereof.

16. Section 17.6 - Section 17.6 shall be amended, effective as of January 1, 2002, to read in its entirety as follows:

            Section 17.6  Required Aggregation Group.
                          --------------------------

            For purposes of this Article XVII, a Required Aggregation
      Group shall consist of (a) this Plan; (b) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees; and
      (c) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Westfield Financial, Inc. pursuant to authority given by resolution of the Board of Directors.


                                       WESTFIELD FINANCIAL, INC.



                                       By ___________________________
                                          Name:
                                          Title:

                                                              Exhibit A

                                          --------------------------------
                                                  AMENDMENT NO. 2
     EMPLOYEE STOCK OWNERSHIP PLAN
                  OF                      DOCUMENT:        WA01/3131269
       WESTFIELD FINANCIAL, INC.          DRAFT DATE:      12/06/02

    Effective as of January 1, 2002       BOARD OF DIRECTORS
    Incorporating Amendment No. 1         APPROVAL DATE: ________________
                                          --------------------------------

                                  AMENDMENT
                                  ---------

1. Article I - Section 1.11 of the Plan shall be amended, effective as of January 1, 2003, to read in its entirety as follows:

                  Section 1.11 Designated Beneficiary means a natural person designated by a Participant or Former Participant as a Beneficiary under section 13.2 and shall not include any Beneficiary designated by a person other than a Participant or Former Participant or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Participant or Former Participant has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant or Former Participant; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:

                        (i) by the Participant or Former Participant, if any distributions are required to be made pursuant to section
                  13.5 prior to the death of the Participant or Former Participant and (in the case of distributions after December 31, 2002 only) the Participant's or Former Participant's spouse is his sole primary Beneficiary, either: (A) a copy of the trust instrument, together with a written undertaking by the Participant or Former Participant to furnish a copy of any subsequent amendment to the Committee within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Participant or Former Participant to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and
                  (c) are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

                        (ii) by the trustee of the trust within nine months after the death of the Participant or Former Participant (prior to January 1, 2003) or by October 31st of the first calendar year that begins after the death of the Participant or Former Participant (subsequent to December 31, 2002), if any distributions are required to be made pursuant to section
                  13.5 after the death of the Participant or Former Participant, either: (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death (prior to January 1, 2003) or as of September 30th of the first calendar year that begins after the date of death (subsequent to December 31, 2002); (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.11(a), (b) and (c) are satisfied; and (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

2. Article XIII - Section 13.5(b) of the Plan shall be amended, effective as of January 1, 2003, by replacing the last two sentences thereof with a new subsection 13.5(c) and renumbering the following sections accordingly. The new subsection 13.5(c) shall read in its entirety as follows:

                  (c)   For purposes of section 13.5(b):

                        (i) for taxable years beginning before January 1, 2003, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 701/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 701/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 701/2; and

                        (ii) for taxable years beginning after December 31, 2002, during the Participant's or Former Participant's lifetime, life expectancy shall be equal to:

                              (1)   the distribution period in the Uniform
                        Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in such calendar year; or

                              (2) if the Participant's spouse is the sole Designated Beneficiary and the spouse is more than ten years younger than the

                        Participant, the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in such calendar year.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Westfield Financial, Inc. pursuant to authority given by resolution of the Board of Directors.

                                       WESTFIELD FINANCIAL, INC.



                                       By ___________________________
                                          Name:
                                          Title: